UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2008

CHINA HEALTH CARE CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-127016
(Commission File Number)

98-0463119
(IRS Employer Identification No.)

Room 904, Tung Wai Commercial Building, 109 – 111 Gloucester Road, Wan Chai, Hong Kong
(Address of principal executive offices and Zip Code)

(852) 2511-8008
Registrant's telephone number, including area code

THE CAVALIER GROUP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 13, 2008, the Secretary of State of Wyoming effected a change of name of our company from The Cavalier Group to China Health Care Corporation, as approved by our shareholders.

Item 7.01. Regulation FD Disclosure

The name change is to become effective with the Over-the-Counter Bulletin Board at the opening for trading on May 16, 2008 under the new stock symbol “CNHL”. Our new CUSIP number is 16944N 104.

Item 9.01. Financial Statements and Exhibits.

3.1	Certificate of Name Change issued by the Wyoming Secretary of State

3.2	Articles of Amendment filed with the Wyoming Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH CARE CORPORATION

/s/ Henry J. Macfarland
Henry J. Macfarland
Chief Executive Officer

Dated: May 15, 2008